                                                                    Exhibit 10.1


        This Amendment and Restatement to the Genesee & Wyoming Inc. 1996 Stock Option Plan was authorized, approved and adopted by the Board of Directors of the Company on April 5, 2002 and approved and ratified by the stockholders of the Company on May 23, 2002.


                                         /s/  Mark W. Hastings
                                         ----------------------------------
                                          Mark W. Hastings, Secretary





                          AMENDMENT AND RESTATEMENT OF
                                       THE
                             GENESEE & WYOMING INC.
                             1996 STOCK OPTION PLAN



         WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. 1996 Stock Option Plan, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 19 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the further amendments to the Plan to increase the total number of shares available for options grants from 2,362,500 to 3,112,500;

        NOW, THEREFORE, the Plan is hereby amended and restated, effective April 5, 2002, as set forth below; provided, however, that if the stockholders of the Company fail to approve and ratify this Amendment and Restatement at the next Annual Meeting of Stockholders of the Company, then this Amendment shall be null and void and of no effect:

        The Plan is hereby amended and restated to read in its entirety as set forth below:

                              AMENDED AND RESTATED

                             GENESEE & WYOMING INC.

                             1996 STOCK OPTION PLAN

1.      PURPOSE.

        The Genesee & Wyoming Inc. 1996 Stock Option Plan (the "Plan"), effective June 24, 1996 and subsequently amended, is designed to create an incentive for executive and other employees of Genesee & Wyoming Inc., a Delaware corporation (the "Company"), and its subsidiaries, to remain in the employ of the Company and its subsidiaries and to contribute to their success by providing the opportunity for stock ownership. The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Stock Options"). Unless expressly provided to the contrary, all references herein to "Options" include both Incentive Stock Options and Nonstatutory Stock Options.

2.      ADMINISTRATION.

         (a) The Plan shall be administered by a committee (the "Stock Option Committee") which shall be comprised of two or more members of the Board of Directors of the Company.

         (b) Each member of the Stock Option Committee shall be a "Non-Employee Director" of the Company within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (c) Subject to the express provisions of the Plan, the Stock Option Committee shall have the authority, in its discretion and without limitation:

              (i) to determine the individuals to whom Options are granted, whether an Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option, the times when such individuals shall be granted Options, the number of shares to be subject to each Option, the term of each Option, the date when each Option shall become exercisable, whether an Option shall be exercisable in whole or in part in installments, the number of shares to be subject to each installment, the date each installment shall become exercisable, the term of each installment, and the option price of each Option;

              (ii) to accelerate the date of exercise of any Option or any installment thereof (irrespective of any vesting schedule that may have been part of the grant of such Option);

              (iii) to modify unilaterally the terms of any Option grant or Option exercise (irrespective of the provisions of any stock option agreement) so as to avoid variable accounting treatment under Accounting Principles Board Opinion No. 25 or any Financial Accounting Standards Board interpretation; and

              (iv) to make all other determinations necessary or advisable for administering the Plan.

         (d) The Stock Option Committee shall act by majority vote. The decision of the Stock Option Committee on any question concerning or involving the interpretation or administration of the Plan shall, as between the Company and Option holders, be final and conclusive. The Stock Option Committee may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

3.      ELIGIBILITY.

         (a) Participants in the Plan shall be selected by the Stock Option Committee from among the full-time employees of the Company, including those who are also directors or officers thereof. An employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan. All references in this Plan to employees of the Company shall include employees of any parent or subsidiary of the Company, as those terms are defined in Section 424 of the Code.

         (b) The right of the Company to terminate the employment of a Plan participant at any time, with or without cause, shall in no way be restricted by the existence of the Plan, any Option granted hereunder, or any stock option agreement relating thereto.

4.      NUMBER OF SHARES.

        Subject to the provisions of Section 5, the total number of shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), which may be issued under Options granted pursuant to the Plan shall not exceed 3,112,500 shares. Shares subject to the Plan may be either authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any Option is surrendered before exercise, or lapses without exercise, or for any other reason ceases to be exercisable, the shares reserved therefor shall continue to be available for the grant of Options under the Plan. The Plan shall terminate on June 23, 2006, or the earlier dissolution of the Company, and no Option shall be granted after such date.

5.      ADJUSTMENT PROVISIONS.

        In the event that:

         (a) in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, the outstanding shares of Class A Common Stock are exchanged for a different number or class of shares of stock or other securities of the Company, or for shares of the stock or other securities of any other entity; or

         (b) new, different or additional shares or other securities of the Company or of another entity are received by the holders of Class A Common Stock, whether by way of recapitalization or otherwise; or

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

         (c) any dividend in the form of stock is made to the holders of Class A Common Stock, or any stock split or reverse split pertaining to Class A Common Stock is effected;

then the Stock Option Committee shall make the appropriate adjustment to:

             (i) the number and kind of shares or other securities that may be issued upon exercise of Options yet to be granted;

             (ii) the option price per share to be paid upon exercise of each outstanding Option; and

             (iii) the number and kind of shares or other securities covered by each outstanding Option.

6.      INCENTIVE STOCK OPTIONS.

         (a) The aggregate fair market value (determined as of the Grant Date of the Option) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a grantee during any calendar year (under all plans of the Company and any parent and subsidiaries of the Company) shall not exceed $100,000.

         (b) If any Incentive Stock Option is for any reason disqualified as an incentive stock option within the meaning of Section 422 of the Code, it shall instead remain in full force and effect, in accordance with its terms, as a Nonstatutory Stock Option.

7.      OPTION PRICE.

         (a) For purposes of the Plan, the term "Grant Date" shall mean either
(i) the date on which the grant of an Option is duly authorized by the Stock Option Committee, or (ii) the later date specified in the authorizing resolutions of the Stock Option Committee as the date on which the Option is granted. The option price at which an Option shall be exercisable shall be at least the fair market value per share of the Class A Common Stock on the Grant Date of such Option. However, if an Incentive Stock Option is granted to any person who would, after the grant of such Option, be deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or of any parent or subsidiary of the Company (a "Ten Percent Stockholder"), the option price shall be not less than 110 percent of the fair market value per share of the Class A Common Stock on the Grant Date of such Option.

         (b) For purposes of the Plan, the fair market value per share of the Class A Common Stock on any date ("Fair Market Value") shall be the closing price of the Class A Common Stock on the principal national securities exchange on which the Class A Common Stock is then listed or admitted to trading, and the closing price shall be the last reported sale price regular way on such date (or, if no sale takes place on such date, the last reported sale price regular way on the next preceding date on which such sale took place), as reported by such exchange. If the Class A Common Stock is not then so listed or admitted to trading on a national securities exchange, then Fair Market Value shall be the closing price (the last reported sale price regular way) of the Class A Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), if the closing price of the Class

A Common Stock is then reported by NASDAQ. If the Class A Common Stock closing price is not then reported by NASDAQ, then Fair Market Value shall be the mean between the representative closing bid and closing asked prices of the Class A Common Stock in the over-the-counter market as reported by NASDAQ. If the Class A Common Stock bid and asked prices are not then reported by NASDAQ, then Fair Market Value shall be the quote furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose. If no member of the National Association of Securities Dealers, Inc. then furnishes quotes with respect to the Class A Common Stock, then Fair Market Value shall be determined by resolution of the Company's Board of Directors. Notwithstanding the foregoing provisions of this Section 7(b), if the Board of Directors shall at any time determine that it is impracticable to apply the foregoing methods of determining Fair Market Value, then the Board of Directors is hereby empowered to adopt any other reasonable method for such purpose.

8.      TERM OF OPTIONS.

        Subject to the provisions of Section 18, the term of each Option shall be determined by the Stock Option Committee, but in no event shall an Option be exercisable, either in whole or in part, after the expiration of ten years from the Grant Date of such Option. Notwithstanding the foregoing, an Incentive Stock Option granted to a Ten Percent Stockholder shall not be exercisable, either in whole or in part, after the expiration of five years from the Grant Date of such Option. The Stock Option Committee and an Option holder may at any time by mutual agreement terminate any Option held by such Option holder.

9.      STOCK OPTION AGREEMENTS.

        Each Option shall be evidenced by a written agreement which sets forth:
(a) the number of shares subject to the Option; (b) the option price; (c) the vesting schedule of the Option or a statement that the Option is immediately exercisable in full; (d) the expiration date of the Option; (e) the method of payment on exercise of the Option; (f) whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option; and (g) such additional provisions, not inconsistent with the Plan, as the Stock Option Committee may prescribe.

10.     EXERCISE OF OPTIONS.

         (a) Each Option, or any installment thereof, shall be exercised, whether in whole or in part, by giving written notice to the Company at its principal office, specifying the number of shares of Class A Common Stock being purchased and the purchase price being paid, and accompanied by payment in full of the purchase price.

         (b) An Option holder shall pay for the shares subject to the Option by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, or (ii) by delivery of shares of Class A Common Stock already owned by the Option holder and held by the Option holder for any holding period required by law or regulation. Any shares of Class A Common Stock that are so delivered to pay the option price shall be valued at Fair Market Value on the date of such Option exercise.

         (c) The exercise of an Option shall be conditioned upon the Option holder making arrangements satisfactory to the Stock Option Committee for the payment to the Company of the amount of all taxes required by any governmental authority to be withheld and paid over by the Company to the governmental authority on account of the exercise. The payment of such withholding taxes to the Company shall be made by one or any combination of the following methods, as determined by the Stock Option Committee on the Grant Date of the Option: (i) in cash, or (ii) by the Company withholding such taxes from any other compensation owed to the Option holder by the Company or any of its subsidiaries.

11.     NON-ASSIGNMENT.

        Each Option by its terms shall provide that it is not transferable by the grantee other than by will or the laws of descent and distribution, and that during the lifetime of the grantee, it is exercisable only by him; except that a Nonstatutory Stock Option may be transferred during the lifetime of a grantee, and may be exercised by the transferee in accordance with the express terms of such Nonstatutory Stock Option and the stock option agreement applicable thereto, but only if and to the extent that such transfer is permitted by the Stock Option Committee, in its discretion, pursuant to the express terms of a stock option agreement and subject to any terms and conditions which the Stock Option Committee may impose thereon; provided, however, that Nonstatutory Stock Options that are transferable may be granted only on terms that do not preclude other grants of Options under the Plan that are exempt under Rule 16b-3 promulgated under the Exchange Act. A transferee or other person claiming any rights under the Plan shall be subject to all of the terms and conditions of the Plan and of the stock option agreement applicable to such transferee's transferor (except as otherwise determined by the Stock Option Committee) and to any additional terms and conditions which the Stock Option Committee may deem appropriate.

12.     DEATH OF GRANTEE.

        In the event that a grantee shall die:

         (i) while he is an employee of the Company, or within three months after termination of such employment (or within such other period after termination of employment as may be determined by the Stock Option Committee and set forth in the applicable stock option agreement); and

         (ii) prior to the complete exercise of Options granted to him under the Plan;

then any such remaining Options with exercise periods outstanding may be exercised, in whole or in part, within one year after the date of the grantee's death (or within such other period after the grantee's death as may be determined by the Stock Option Committee and set forth in the applicable stock option agreement) and then only:

              (a) by the grantee's estate, by such person(s) to whom the grantee's rights hereunder shall have passed under his will or the laws of descent and distribution, or by a transferor contemplated by Section 11;

              (b) to the extent that the grantee was entitled to exercise the Option on the date of his death, and subject to all of the conditions on exercise imposed hereby; and

              (c) prior to the expiration of the term of the Option.

13.     TERMINATION OF EMPLOYMENT.

         (a) During the lifetime of a grantee, an Option shall be exercisable only while he is an employee of the Company and has been an employee continuously since the Grant Date of the Option, or within three months after the date on which he ceases to be such an employee for any reason (or within such other period after termination of his employment as may be determined by the Stock Option Committee and set forth in the applicable stock option agreement); provided, however, that in the case of a grantee who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), such three-month period shall instead be one year (or such other period as may be determined by the Stock Option Committee and set forth in the applicable stock option agreement).

         (b) Any Option that is exercisable after termination of employment, as provided by Section 13(a), shall be exercisable only to the extent that the grantee would have been entitled to exercise the Option on the date of termination of employment; and further, no Option shall be exercisable after the expiration of the term thereof.

         (c) For purposes of this Section 13, an employment relationship shall be treated as continuing during the period when a grantee is on military duty, sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, so long as a statute or contract guarantees the grantee's right to re-employment with the Company. When the period of leave exceeds 90 days and the individual's right to re-employment is not so guaranteed, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

14.     ADDITIONAL REQUIREMENTS.

         Each grant of an Option under the Plan, and (unless a Registration Statement with respect thereto shall then be effective under the Securities Act of 1933, as amended (the "Securities Act")) each issuance of shares of Class A Common Stock upon exercise of an Option, shall be conditioned upon the Company's prior receipt of representations of investment intent, in form and content satisfactory to counsel for the Company, of the Option holder that such Option and such shares are being acquired by such holder solely for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of selling, transferring or disposing of the same. Any shares of Class A Common Stock acquired by the holder upon exercise of the Option may not thereafter be offered for sale, sold or otherwise transferred unless (a) a Registration Statement with respect thereto shall then be effective under the Securities Act, and the Company shall have been furnished with proof satisfactory to it that such holder has complied with applicable state securities laws, or (b) the Company shall have received an opinion of counsel in form and substance satisfactory to counsel for the Company that the proposed offer for sale, sale or transfer is exempt from the registration requirements of the Securities Act and may otherwise be transferred in compliance with the Securities Act and in compliance with any other applicable law, including all applicable state securities laws; and the

Company may withhold transfer, registration and delivery of such securities until one of the foregoing conditions shall have been met.

15.     LISTING AND REGISTRATION.

        The Company, in its discretion, may postpone the issuance and delivery of shares upon any exercise of an Option until completion of such stock exchange listing, or registration or other qualification of such shares under any state or federal law, rule or regulation, as the Company may consider appropriate; and may require any person exercising an Option to make such representations and furnish such information as it considers appropriate in connection with the issuance of the shares in compliance with applicable law, including without limitation federal or state laws regulating the sale or issuance of securities. Notwithstanding the foregoing, the Company shall be under no obligation whatsoever to list, register or otherwise qualify any shares subject to Options under the Plan.

16.     RIGHTS AS A STOCKHOLDER.

        No Option holder shall have any rights as a stockholder with respect to the shares of Class A Common Stock purchased by him pursuant to the exercise of an Option until the date of the issuance to him of a stock certificate representing such shares. No adjustment shall be made for dividends or for distributions of any other kind with respect to shares for which the record date is prior to the date of the issuance to the Option holder of a certificate for the shares.

17.     EFFECT OF ACQUISITION, REORGANIZATION OR LIQUIDATION.

        Notwithstanding any provision to the contrary in this Plan or in any agreement evidencing Options granted hereunder, all Options with exercise periods then currently outstanding shall become immediately exercisable in full and remain exercisable until their expiration in accordance with their respective terms upon the occurrence of either of the following events:

         (a) the first purchase of shares pursuant to a tender or exchange offer which is intended to effect the acquisition of more than 50% of the voting power of the Company (other than a tender or exchange offer made by the Company); or

         (b) approval by the Company's stockholders of: (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any reclassification or reorganization of the shares),
(ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of complete liquidation or dissolution of the Company.

18.     CONDITIONAL OPTIONS.

        Prior to approval and ratification of the Plan by the stockholders of the Company, the Stock Option Committee may grant "Conditional Options" under the Plan. In addition, in the event that any amendment to the Plan requires approval and ratification by the stockholders, then prior to such approval and ratification the Stock Option Committee may grant Conditional Options under the Plan. Conditional Options may be granted under the Plan only under the following conditions: (a) a Conditional Option shall be clearly identified as a Conditional

Option; (b) the grant of a Conditional Option shall be expressly conditioned upon the approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the stockholders of the Company; (c) such stockholder approval and ratification shall occur no later than the Annual Meeting of Stockholders of the Company next following the effective date of the Plan (or of the amendment to the Plan, as the case may be); and (d) notwithstanding any other provision of the Plan, no holder of a Conditional Option shall have any right to exercise such Option prior to such approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the stockholders. Notwithstanding any other provision of the Plan, prior to approval and ratification of the Plan (or of the amendment to the Plan, as the case may be) by the stockholders of the Company, no holder of a Conditional Option shall have any right to sell, assign, transfer, pledge or encumber the Conditional Option, or the shares underlying the Conditional Option, except by will or the laws of descent and distribution. If the stockholders of the Company fail to approve and ratify the Plan (or the amendment to the Plan, as the case may be) at such Annual Meeting of Stockholders, then all Conditional Options granted hereunder conditioned upon such approval and ratification shall be automatically cancelled and shall immediately become null and void.

19.     AMENDMENT OF PLAN.

        The Plan may be amended at any time by the Board of Directors, provided that (except for amendments made pursuant to Section 5) no amendment made without the approval and ratification of the stockholders of the Company shall increase the total number of shares which may be issued under Options granted pursuant to the Plan, reduce the minimum option price, extend the latest date upon which Options may be granted or shall be exercisable, change the class of employees eligible to be granted Options, or otherwise materially increase the benefits accruing to participants under the Plan.

20.     NO RESERVATION OF SHARES.

        The Company shall be under no obligation to reserve shares of Class A Common Stock or other securities to satisfy the exercise of Options. The grant of Options hereunder shall not be construed as constituting the establishment of a trust of such shares, and no particular shares shall be identified as optioned or reserved for issuance hereunder. The Company shall have complied with the terms of the Plan if, at the time of its delivery of shares upon the exercise of any Option, it has a sufficient number of shares authorized and unissued, or issued and held in its treasury, which may then be delivered under the Plan, irrespective of the date on which such shares were authorized.

21.     APPLICATION OF PROCEEDS.

        The proceeds of the sale of shares of Class A Common Stock by the Company under the Plan will constitute general funds of the Company and may be used by the Company for any purpose.

22.     CHOICE OF LAW.

        The validity, interpretation and administration of the Plan and of any rules, regulations, determinations or decisions made hereunder, and the rights of any and all persons having or claiming to have any interest herein or hereunder, shall be determined exclusively in accordance with the laws of the State of Delaware (without regard to the choice of law provisions of such laws).

23.     RULE 16b-3 QUALIFICATION.

        Some or all of the Options granted under the Plan are intended to qualify under Rule 16b-3 promulgated under the Exchange Act.

24.     PER PERSON LIMITATIONS.

        In each calendar year, no one participant in the Plan shall be granted Options under the Plan with respect to more than 450,000 shares of Class A Common Stock (subject to adjustment pursuant to Section 5).

25.     IN GENERAL.

         (a) As used herein, the masculine pronoun shall include the feminine and the neuter, as appropriate to the context.

         (b) As used herein, the term "Section" shall mean the appropriate Section of the Plan.

26.     CANCELLATION AND RESCISSION OF AWARDS.

         (a) The Stock Option Committee shall have the authority, in its discretion and without limitation, to include in such agreements evidencing Options as it determines appropriate a provision that permits the Company to (i) cancel all unexercised Options granted to an Option grantee who enters into Competition (as hereinafter defined), and (ii) rescind the exercise of any Options exercised by an Option grantee (or his permitted transferee) within six months before the date that such Option grantee enters into Competition, if (x) the Option grantee voluntarily terminates his or her employment with the Company, or (y) the Company terminates the Option grantee's employment because the Option grantee has cooperated with a competitor of the Company contrary to the best interests of the Company.

         (b) As used herein, the term "Competition" means the Option grantee's participation, whether as employee, consultant, investor or otherwise, directly or indirectly in any business which is or becomes competitive with the business of the Company or any of its affiliates. For the purpose of determining whether an Option grantee has engaged in Competition, or has cooperated with a competitor of the Company contrary to the best interests of the Company, the judgment of the chief executive officer of the Company shall prevail. For an Option grantee whose employment with the Company has terminated, the judgment of the chief executive officer shall be based on that person's position and responsibilities while employed by the Company, his or her post-employment responsibilities and position with the other business, the extent of past, current and potential competition or conflict between the Company and the other business, the effect on the Company's customers, suppliers and competitors, and such other considerations as are deemed relevant by the chief executive officer given the applicable facts and circumstances.

         (c) In the event that the chief executive officer so determines that an Option grantee has engaged in Competition, or has cooperated with a competitor of the Company contrary to the best interests of the Company, the Company shall have the discretion to cancel all unexercised Options granted to the Option grantee and to rescind all Options exercised within six months before the date that the Option grantee entered into Competition (or so cooperated with a competitor). In the case of cancellation of an unexercised Option, the cancellation shall be effective upon the giving of written notification of cancellation to the Option grantee, which notice shall be given within the period during which such Option would, by its terms, otherwise be exercisable. In the case of rescission, the Company shall notify the Option grantee in writing of any such rescission within six months after the date of termination of employment with the Company. Within ten days after receiving such notice from the Company, the Option grantee (or his permitted transferee) shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise. Such payment shall be made either in cash or by returning to the Company the number of shares of Class A Common Stock that the Option grantee (or his permitted transferee) received in connection with the rescinded exercise.

         (d) The written agreement evidencing the Options to be subject to the provisions of this Section 26 shall also include a covenant that during the term of the Option grantee's employment with the Company and for six months following termination of such employment, the Option grantee shall not engage in Competition. Such provision shall also state that the Company will be entitled to bring an action at law or equity to enforce the terms of such covenant.

         (e) Notwithstanding any other provision hereof to the contrary, a retired Option grantee will not be deemed to be engaged in Competition if he or she purchases as an investment or otherwise, stock or other securities of a competitor business so long as such business is listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a greater than five percent equity interest in the business.


                                    * * * * *